Exhibit 10.6



[LOGO OMITTED] UBS Wealth
                   Management




UBS Managed Futures LLC (Aspect Series)
Form of Subscription Agreement


Investors
------------------------------------------------------------------
Please:
o Complete pages 3 and 4 and return the entire booklet to your Financial Advisor.
o Only fully completed booklets (no faxes, no copies) will be accepted.
o   Do not tear out pages.
o   Retain a copy for your files.
o Read Schedule I, the Series Agreement and the Privacy Notice on pages 2 and 6-9.


Have you completed all sections on pages 3 and 4?



Financial Advisors/Branch Managers:
-----------------------------------

o   Complete page 5 of this booklet.

o This booklet and the prospective investor's CAI Statement of net worth must be received by Alternative Investments US no later than 7 full calendar days before the first day of the month in which the investor plans to invest.

o   Send completed booklet and CAI Statement
    ----------------------------------------
    (with appropriate supervisory signatures) to:
    ---------------------------------------------

           UBS Financial Services Inc.
           Alternative Investments US
           1285 Avenue of the Americas
           New York, NY 10019
           Attn: Operations - 37th Floor




UBS Financial Services Inc.

Instructions for Completing the Subscription Agreement
==============================================================================

Prospective investors should read the Confidential Disclosure Document (Parts One(A), One(B) and Two) and UBS Managed Futures LLC's Limited Liability Company Agreement, as well as this booklet prior to subscribing.

Please complete pages 3 and 4 of the Subscription Agreement and promptly return the entire booklet to your Financial Advisor. Retain a copy for your files.

Please note that capitalized terms not otherwise defined herein have those meanings ascribed to such terms in the Confidential Disclosure Document. Please consult your Financial Advisor.

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A.   Payment Information:

     o   Indicate payment amount.
     o   Provide your Brokerage Account Number.
     o Be sure that the funds are drawn on an account that corresponds exactly to the name of the investor.

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B.   Investor Information:

     o Include the investor's state of residence or principal place of business and Social Security/Tax ID Number.
     o Provide the investor's mailing address exactly as it should appear on address labels.

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C.   Investor Type:

     Please indicate the applicable investor type - check only one box.

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D.   Accredited Investor Representation:

     Please read Schedule I on page 2 and check the appropriate box. Generally, an "accredited investor" for the purpose of this Subscription Agreement has a net worth in excess of $1 million for individuals (together with spouse) or total assets in excess of $5 million for entities.

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E.   Investor Acknowledgement:

     Please read the acknowledgement (Section E) carefully and initial (b) and (d) on page 3.

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F.   Foundations:

     Investors that are "Foundations," as determinded by the Sponsor, should read Section F and initial the space provided.

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G.   Email Consent:

     Please read Section G and, if you so choose, initial the space provided to approve receipt of various materials in electronic form.

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H.   Investor Signature:

     Please sign the appropriate box on page 4.




==============================================================================
                                                   Private and Confidential  1

UBS Managed Futures LLC (Aspect Series)
Schedule I

Please refer to the representations below in order to complete Section D on page 3.

ACCREDITED INVESTOR STATUS

The investor must certify that it is an accredited investor under Regulation D meeting the net worth requirements (rather than the income requirements) (an "accredited investor"). As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

ACCREDITED INVESTOR STATUS

I. Individuals, Joint Tenants and IRAs

The investor, either individually or together with the investor's spouse, has a net worth in excess of $1 million.

II. Trusts

(a) The trust has total assets in excess of $5 million, it was not formed for the specific purpose of investing in the Series, and its investment in the Series is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Series.

(b) Each grantor of the trust has the power to revoke the trust and regain title to the trust assets, and each grantor is an accredited investor.

(c) The trustee of the trust is a "bank" as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") or a savings and loan association or other institution referred to in Section 3(a)(5)(A) of the Securities Act.

III. Retirement Plans

(a) The plan has total assets in excess of $5 million.

(b) Each participant in the plan is an accredited investor.

(c) The plan is participant directed, with investment decisions made solely by persons who are accredited investors.

(d) Investment decisions for the plan are made by a "plan fiduciary" as defined in Section 3(21) of ERISA that is a bank, insurance company, registered investment adviser or savings and loan association.

IV. Corporations, Partnerships, Limited Liability Companies and Other Entities

(a) The investor is a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in
Section 501(c)(3) of the Code, not formed for the specific purpose of investing in the Series, with total assets in excess of $5 million.

(b) Each shareholder, partner, or other equity owner of the investor, as the case might be, is an accredited investor.

(c) The investor is a "bank" as defined in Section 3(a)(2) of the Securities Act or a "savings and loan association" or other institution referred to in
Section 3(a)(5)(a) of the Securities Act, whether acting in its individual or fiduciary capacity.

(d) The investor is a "broker or dealer" registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

(e) The investor is an "insurance company" as defined in Section 2(13) of the Securities Act.

(f) The investor is an "investment company" registered under the Investment Company Act of 1940, as amended (the "Investment Company Act.")

(g) The investor is a "small business investment company" licensed by the U.S. Small Business Administration under Section (301)(c) or (d) of the Small Business Investment Act of 1958, as amended.

(h) The investor is a "business development company" as defined in Section 2(a)(48) of the Investment Company Act or a "private business development company" defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.



==============================================================================
                                                   Private and Confidential  2

UBS Managed Futures LLC (Aspect Series
Subscription Agreement             Return entire booklet - Do not tear out pages
                                    Check only one box in each Sections C and D.
================================================================================

A.  UBS Managed Futures LLC (Aspect Series)               Brokerage Account #: |_||_|  |_||_||_||_||_|  |_||_|
                                                                           (Funds must be currently available)
    Payment Amount: $________________________
    (Note: Your account will also be debited for any placement fee, if charged.)
-----------------------------------------------------------------------------------------------------------------------------------
B.  Investor Information:

    SSN/Tax ID #: |_||_||_|  |_||_|  |_||_||_||_|      State: ____________________________     Phone: |_||_||_||_||_||_||_||_||_||_|
                                                       (Investor Residence/Principal
                                                       Place of Business)

               Mr._______  Mrs._______  Ms.________ Miss_________  Dr.________    Other_________  Fax:|_||_||_||_||_||_||_||_||_||_|

         Investor
         Address:   |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
                    |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
                    |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

         Attention  |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
         (Name):    |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|

         E-mail:    |_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_||_|
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C.   Investor Type:                                             D.    Accredited Investor Representation:
     Check only one box.                                              The investor is an "accredited investor" as described in
                                                                      Schedule I [generally, net worth in excess of $1 million
                                                                      for individuals (together with spouse) or total assets in
                                                                      excess of $5 million for entities]. Please read Schedule I on page 2 and check one appropriate box.
     ------------------------------------------------------------------------------------------------------------------------------
     |_| Individuals/Joint Accounts                                   |_| (I)
     ------------------------------------------------------------------------------------------------------------------------------
     |_| IRAs                                                         |_| (I)
     ------------------------------------------------------------------------------------------------------------------------------
     |_| Revocable Trust                                              |_| (II)a or       |_| (II)b or      |_| (II)c
     ------------------------------------------------------------------------------------------------------------------------------
     |_| Irrevocable Trust                                            |_| (II)a or       |_| (II)c
     ------------------------------------------------------------------------------------------------------------------------------
     |_| Participant Directed Retirement Plan                         |_| (III)c
     ------------------------------------------------------------------------------------------------------------------------------
     |_| Other Retirement Plans                                       |_| (III)a or      |_| (III)b or     |_| (III)d
     ------------------------------------------------------------------------------------------------------------------------------
     |_| Corporations, Partnerships, Limited Liability                |_| (IV)a or       |_| (IV)b or      |_| (IV)c or
         Companies and Other Entities                                 |_| (IV)d or       |_| (IV)e or      |_| (IV)f or
                                                                      |_| (IV)g or       |_| (IV)h
-----------------------------------------------------------------------------------------------------------------------------------

E.    Investor Acknowledgement: By signing below, the investor acknowledges, represents and agrees that:

      (a)   It has received, carefully read and will be bound by this Subscription Agreement (including pages 6-9) and the
            Platform's Limited Liability Company Agreement (the "LLC Agreement") (collectively, the "Agreements"), including the pre-dispute arbitration clause that appears in Section VI on page 8 hereof and in Section 8.14 of the LLC
            Agreement, and agrees that signing below constitutes the execution and receipt of the Agreements.

      (b)   ____________     ____________    It has received a copy of the Confidential Disclosure Document (including Parts One(A),
            Initial          Initial         One(B) and Two), has read it and understands it and is aware of the Series' limited
             (If joint both investors        provisions for transferability and redemption.
                 must initial)

      (c)   The execution of this Subscription Agreement authorizes UBS Financial Services Inc. or UBS International Inc.,
            as applicable (the "Selling Agent"), to issue a check or wire funds in the amount of the investor's net investment and the amount of the placement fee, if any, from the brokerage account specified above to an escrow account established by the Series, in the case of the initial offering of the Series, or to the Series' account, in the case of subsequent offerings, for the investor's net investment and to the Selling Agent in satisfaction of the investors placement fee, if any.

      (d)   ____________     ____________    It is NOT (A) a non-resident alien or (B) a foreign corporation, foreign
            Initial          Initial         partnership, foreign trust or foreign estate (as those terms are defined in
             (If joint both investors        the Internal Revenue Code of 1986, as amended, including income tax
                 must initial)               regulations (the "Code") for purposes of U.S. federal income taxation. It agrees to notify the Series within 60 days of the date that it becomes a foreign person or entity. It further certifies that (i) its name, U.S. tax identification number, home address
            (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct and (ii) it is not subject to backup withholding because it is exempt from backup withholding or it has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of a failure to report all interest or dividends. It understands that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Series or its agents and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

      (e)   It confirms that with respect to the information maintained by the Selling Agent regarding the investor's portfolio held at the Selling Agent, the investment objective and risk profile applicable to that portion of such portfolio invested in the Series are, respectively, "capital appreciation" and "aggressive/speculative."
----------------------------------------------------------------------------------------------------------------------------

      Please continue on page 4.


==============================================================================
                                                   Private and Confidential  3

UBS Managed Futures LLC (Aspect Series)
Subscription Agreement
                               Return entire booklet -- Do not tear out pages
==============================================================================

F.    Foundations:

      ____________   I am a "Foundation," as determined by the Sponsor, and I
        Initial      acknowledge and represent to the Series that:

      o   I am a "private foundation" within the meaning of the Code;
      o I have received and reviewed a copy of the Confidential Disclosure Document, including any discussion therein concerning the tax aspects of investing in the Series;
      o The Selling Agent has not provided me with any advice as to what may or may not constitute an investment that could jeopardize the carrying out of any of my exempt purposes;
      o The Selling Agent has not provided me, and does not intend to provide me, with any individualized tax or legal advice regarding an investment in the Series; and
      o The Selling Agent has encouraged me to contact my own financial or tax advisor regarding any questions I may have about the impact of the Code or other laws with respect to my proposed investment in the Series.

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G.    Email Consent:
      By signing below, the investor represents and warrants that it consents to the Platform, the Series, the Sponsor, the Trading Advisors or their agents sending disclosure documents, offering materials, statements, reports and other communications regarding the Series and the investor's investment in the Series (including net asset value information and subscription and redemption activity) in electronic form.


     _______________     _________________
        Initial               Initial
    (If joint both investors must initial)

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H.    Investor Signatures:

      Please sign in the appropriate box below.

   -------------------------------------------------------------------------------------------------------------------------------
    1.  For Individuals, IRAs and Joint Accounts only:
        (If joint both investors must initial)

       _____________________________________________               _______________________________________________________________
       Signature                         Date                      Additional Investor Signature (e.g., joint account)  Date

       _____________________________________________               _______________________________________________________________
       Print Name                                                  Print Name of Additional Investor
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
    2.  All Other Investors:
    o   For Entities (e.g., corporations, partnerships, limited liability companies), indicate Name of Entity, Date of Entity
        Formation and Authorized Signatory.
    o   For Benefit Plans/Trusts, indicate names of all Trustees and Person(s) exercising investment discretion with respect to
        Benefit Plan or Trust. If Plan is Participant Directed, Trustee(s) AND Participant must sign. If UBS Fiduciary Trust
        Company is a corporate trustee, it may only execute upon the direction of the Named Fiduciary of the Plan.


                                                                   _______________________________________________________________
                                                                   Print Name of Entity/Plan or Trust  Date of Entity Formation
                                                                                                       (if applicable)

       _____________________________________________________       _______________________________________________________________
        By: Authorized Signatory                  Date             Signature                                 Date

       _____________________________________________________       _______________________________________________________________
        Print Name                                Title            Print Name                                Title

       _____________________________________________________       _______________________________________________________________
        Signature                                 Date             Signature                                 Date

       _____________________________________________________       _______________________________________________________________
        Print Name                                Title            Print Name                                Title

   -------------------------------------------------------------------------------------------------------------------------------


      Make sure you have completed all applicable sections on pages 3 and 4.



==============================================================================
                                                    Private and Confidential 4

FOR FINANCIAL ADVISORS/BRANCH MANAGERS

This page must be completed and signed by the Financial Advisor and Branch Manager.

The Financial Advisor must complete net worth and suitability documentation to fulfill suitability obligations to the prospective investor. This entire booklet and the prospective investor's Client Account Information ("CAI") Statement of net worth must be received by Alternative Investments US no later than 7 calendar days prior to the first day of the month in which the investor plans to invest.

Please send completed booklet and CAI Statement (with appropriate supervisory signatures) to:

UBS Financial Services Inc.
Alternative Investments US
1285 Avenue of the Americas
New York, New York 10019
Attn: Operations - 37th Floor.

------------------------------------------------------------------------------

Investor Suitability:

With regard to the proposed investment of the aforementioned client in the Series, I, as Financial Advisor to the client, by signing below, certify that I have:

(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Units of the Series;

(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI Statement) that:
    (a) an investment in the Series is suitable and appropriate for the client;
    (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards;
    (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Series based on the client's financial position, overall investment objectives and portfolio structure;
    (d) the client can bear the economic risks of the investment in the Series;
    (e) the client appears to have an understanding of:
        (i) the fundamental risks of the Series (including that the client may lose his or her entire investment);
        (ii) the restrictions on the liquidity and transferability of the Units of the Series;
        (iii) the background and qualifications of the Sponsor and Trading Advisor of the Series;
        (iv)  the tax consequences with respect to an investment in the Series;
              and
    (f) this investment in the Series does not exceed 10% of the client's net worth on the CAI Statement.

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth); I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.


Print Name of Financial Advisor:                                        Account #:
                                 ---------------------------------                 -----------------------------------------------

Financial Advisor Signature:                                            Placement Fee:                % (0-2%; MUST BE COMPLETED)
                            --------------------------------------                    --------------------------------------------
                                                                            (Fee will be charged in addition to net investment.)
Date:                                          (MUST BE COMPLETED)
     -------------------------------------------------------------
     Note: The CAI Statement that accompanies this form must be         Branch Code/FA #/Division:
     dated before or the same day this application is signed.                                     --------------------------------

     Financial Advisors must reconcile the information listed on        Financial Advisor Telephone #:
     this Subscription Agreement with the client's account records,                                  -----------------------------
     including updating the client's net worth, objectives and any
     other relevant information.                                        Financial Advisor E-mail Address:
                                                                                                          ------------------------

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Branch Manager Signature:

I certify that I have reviewed the completed Investor Suitability section above, the Subscription Agreement and the CAI Statement, and I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client.



Print Name of Branch Manager:_________________

                                                           (MUST BE COMPLETED)
Branch Manager Signature: ____________________ Date:___________________________

If the above named account is an IRA of     Note: The CAI Statement that
the Selling Agent, then the Branch          accompanies this form must be
Manager, as a result, also signs as the     dated before or the same day this
custodian of the IRA and accepts and        application is signed.
agrees to this subscription.


==============================================================================
                                                   Private and Confidential  5

Series Agreement

The undersigned (the "Undersigned") wishes to become an investor in one or more segregated series (each a "Series") of UBS Managed Futures LLC (the "Platform"), a Delaware limited liability company organized in such segregated series, which invest substantially all of their assets in wholly-owned subsidiaries or existing funds (each a "Trading Fund"; each Series into which the Undersigned is subscribing and such Series' Trading Fund are collectively referred to as the "Series," unless the context otherwise requires) and to purchase units of limited liability company interest ("Units") in the particular Series indicated herein upon the terms and conditions set forth herein and in the Confidential Disclosure Document of the Platform as the same may be updated or modified from time to time (including Parts One(A), One(B) and Two, the "Memorandum"), and the Limited Liability Company Agreement of the Platform and the Separate Series Agreement of the applicable Series, as the same may be amended from time to time (collectively, the "LLC Agreement"). Terms not otherwise defined herein have the meanings attributed to them in the Memorandum.

Accordingly, the Undersigned agrees as to each Series severally and not jointly as follows:

I.  APPLICATION FOR UNITS

(A) The Undersigned agrees to become an investor in the Series (an "Investor"), and in connection therewith, subscribes for and agrees to purchase Units in and to make a capital contribution (a "Capital Contribution") to the Series. Payment in good funds for Units (the "Payment") must be received 7 calendar days prior to the first day of the month in which the Undersigned plans to invest (the "Closing Date"). The minimum initial subscription is $10,000, including placement fees, if any. UBS Managed Fund Services Inc. (the "Sponsor") may vary the minimum investment from time to time. Payments for Units may not earn interest.

(B) The Undersigned understands and agrees that the Sponsor reserves the right to reject this subscription for Units for any reason or no reason, in whole or in part, and at any time prior to its acceptance. If the subscription is rejected, the Payment with or without interest, as applicable, will be returned promptly to the Undersigned and this Series Agreement (the "Agreement") shall have no force or effect. Upon acceptance of this subscription by the Sponsor, the Undersigned shall become an Investor in the Series.

II.  REPRESENTATIONS AND COVENANTS

(A) If an individual, the Undersigned (including each individual of a joint subscription) is at least 21 years old and is legally competent to execute and deliver this Agreement and to comply with the terms of this Agreement, as well as to discharge the Undersigned's obligations to the Series. If an entity (e.g., a corporation, partnership, limited liability company or trust), the Undersigned is duly authorized and qualified to become an Investor.

(B) The person executing and delivering the Agreement on behalf of the subscription (the "Signatory"; the Undersigned and the Signatory to be referred to collectively as the Undersigned, unless the context otherwise requires) has been duly authorized by the Undersigned to do so. The Undersigned has full right and power to comply with the terms of this Agreement, as well as to discharge its obligations to the Series, including under the LLC Agreement.

Entity Investors must confirm that they are authorized to invest in the Series, which is a speculative, non-traditional investment. Many entity Investors may not, in fact, be authorized -- pursuant to their charter documents, investment policies or other applicable provisions -- to invest in the Series.

(C) If the Undersigned is an entity, the Undersigned was not formed for the specific purpose of investing in any one Series and no more than 40% of its assets are invested in any one Series or in the Platform as a whole. Investors in the Undersigned participate in investments made by the Undersigned on a pro rata basis in accordance with each such Investor's interest in the Undersigned (except as necessary to comply with applicable laws or regulations).


(D) The Undersigned acknowledges that: (i) the transfer of the Undersigned's Units is subject to restrictions in the LLC Agreement and requires the consent of the Sponsor, which consent may be withheld in its sole discretion; provided that, an Investor may assign or transfer the economic benefits of ownership of its Units without regard to such consent; (ii) the Units may not be transferred to any person that is not an "accredited investor" as that term is used in Schedule I attached hereto; (iii) investments in the Series are illiquid; (iv) no market exists for the Units, and none is expected to develop; and (v) Units will not be listed on any exchange or otherwise regularly traded.

(E) The Undersigned has received, carefully read and understands the LLC Agreement and the Memorandum outlining, among other things, the organization and investment objective and policies of, and the risks and expenses of an investment in, the Series. The Undersigned acknowledges that in making a decision to subscribe for Units, the Undersigned has relied solely upon the Memorandum, the LLC Agreement and independent investigations made by the Undersigned. The Undersigned's investment in the Units is consistent with the investment purposes, objectives and cash flow requirements of the Undersigned and will not adversely affect the Undersigned's overall need for diversification and liquidity.

The Undersigned has been provided an opportunity to obtain any additional information concerning the offering, the Series and all other information to the extent the Series, the Sponsor, or UBS Financial Services Inc. or UBS International Inc., and their affiliates (individually or collectively, as the case may be, the "Selling Agent") possesses such information or can acquire it without unreasonable effort or expense, and has been given the opportunity to ask questions of, and receive answers from, the Sponsor or the Selling Agent concerning the terms and conditions of the offering and other matters pertaining to this investment. In making its decision to purchase the Units, the Undersigned has relied solely upon its own independent investigations.
The Undersigned is not relying on the Series, the Sponsor or the Selling Agent, or any other person or entity with respect to the legal, tax and other economic considerations involved in this investment other than the Undersigned's own advisers.

(F) The Undersigned has not reproduced, duplicated or delivered the Memorandum, the LLC Agreement or this Agreement to any other person, except to the Undersigned's professional advisers or as instructed by the Sponsor.

(G) The Undersigned has such knowledge and experience in financial and business matters that the Undersigned is capable of evaluating the merits and risks of the Undersigned's investment in the Series and is able to bear such risks, and has obtained, in the Undersigned's judgment, sufficient information from the Series or its authorized representatives to evaluate the merits and risks of such investment. The Undersigned has evaluated the risks of investing in the Series, understands there are substantial risks of loss incidental to the purchase of Units, and has determined that the Units are a suitable investment for the Undersigned.

(H) The Undersigned confirms that none of the Sponsor, the Series, the Selling Agent or any associate, affiliate, representative or adviser of any of the foregoing, guarantees the success of an investment in the Series or that substantial losses will not be incurred on such investment.

(I) The Undersigned is aware of the limited provisions for transferability and redemption from the Series and has read the relevant sections in the Memorandum or the LLC Agreement. The Undersigned has no need for liquidity in this investment, can afford a complete loss of the investment in the Units and can afford to hold the investment for an indefinite period of time.

(J) The Undersigned is acquiring the Units for its own account, for investment purposes only and not with a view toward distributing or reselling the Units in whole or in part.

(K) The Undersigned understands the method of compensation under the LLC Agreement between the Series and the Sponsor and the method of compensation between the relevant Trading Advisor and Trading Fund, including the Performance Fee and its risks, including that:

(1) The Performance Fee may create an incentive for the Trading Advisor to cause the relevant Trading Fund to make investments that are riskier or more speculative than would be the case in the absence of a Performance Fee; and

(2) The Trading Advisor may receive increased compensation since the Performance Fee may be calculated on a basis which includes realized and unrealized appreciation.

(L) If the Undersigned is a tax-exempt entity, the Undersigned acknowledges that the Series may use leverage in connection with its trading activities and that the Undersigned may incur income tax liability with respect to its share of net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). In addition, if the Undersigned is an IRA, the Undersigned acknowledges that it may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the IRA to obtain an Employer Identification Number.

(M) If the Undersigned is an employee benefit plan as defined in and subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each a "Plan"), the fiduciary executing this Agreement on behalf of the Plan (the "Fiduciary"), which in the case of an IRA is the individual who established the Plan, represents and warrants to each Series severally and not jointly that:

(1) The Fiduciary has considered the following with respect to the Plan's investment in the Series and has determined that, in review of such considerations, the purchase of the Units is consistent with the Fiduciary's responsibilities under ERISA:

(a) The fiduciary investment standards under ERISA in the context of the Plan's particular circumstances;

(b) The permissibility of an investment in the Series under the documents governing the Plan and the Fiduciary; and

(c) The risks associated with an investment in the Series and the fact that the Undersigned may be unable to redeem its Units. However, the Series may redeem Units at certain times and under certain conditions set forth in the Memorandum.

(2) The Fiduciary (a) is solely responsible for the decision to invest in the Series; (b) is independent of the Series, the Sponsor, the Selling Agent, the Trading Advisor, the Clearing Broker, the foreign exchange dealer, the Financial Advisors facilitating the purchase and each of their affiliates; and
(c) is qualified to make such investment decision.

(3) None of the Sponsor, the Administrator, the Trading Advisor of the Series of the Platform in which the Undersigned wishes to become an investor, the Clearing Broker, UBS AG, any Financial Advisor facilitating this subscription, any Selling Agent, any of their respective affiliates or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan.

(4) If UBS Fiduciary Trust Company is the corporate trustee of the Plan, the Fiduciary has directed UBS Fiduciary Trust Company to execute this Agreement and the Fiduciary agrees that all of the representations and covenants made hereunder by the "Undersigned" apply solely to the Fiduciary and the Plan and not to UBS Fiduciary Trust Company.



                                                    Private and Confidential 6

Series Agreement


(N) The Undersigned understands that:

(1) The Series and the Sponsor have no financial or operating history;

(2) No federal or state agency has passed upon the Units or made any findings or determination as to fairness of this investment;

(3) The representations, warranties, agreements, undertakings and acknowledgments made by the Undersigned in this Agreement will be relied upon by the Series, the Sponsor and the Selling Agent in determining the Undersigned's suitability as a purchaser of Units and the Series' compliance with federal and state securities laws, and shall survive the Undersigned's admission as an Investor;

(4) A placement fee of up to 2% of the Capital Contribution may be charged by the Selling Agent in connection with this investment and only the net amount, after deduction of the placement fee, will be invested in the Series;

(5) The Selling Agent's Financial Advisors receive compensation from the Selling Agent, including compensation based upon assets under management, and a portion of the placement fee, if applicable;

(6) The Selling Agent is not guaranteeing or assuming responsibility for the operation or possible liabilities of the Sponsor, the Platform, any Series, any Trading Advisor or any Trading Fund;

(7) The Sponsor is an indirect subsidiary of UBS AG, as well as an affiliate of the Selling Agent. The Undersigned further understands that the Sponsor may transfer its interest as Sponsor as described in the LLC Agreement; and

(8) As disclosed in the Memorandum, UBS Securities LLC, an affiliate of the Sponsor, receives substantial brokerage commissions from the Trading Funds. Such brokerage commissions were not negotiated at arm's-length.

(O) The Undersigned acknowledges and agrees to the investment of the Series' cash as described under "Interest Income" in the Part One(A): UBS Managed Futures LLC General Information of the Memorandum.

(P) The Undersigned acknowledges and understands that the Sponsor may make the Schedule K-1s prepared for the Undersigned in connection with the Undersigned's investments in the Series accessible to the Undersigned's Financial Advisor, and consents to its Financial Advisor having access to the Undersigned's Schedule K-1s.

(Q) If the Undersigned is an entity, the person executing and delivering this Agreement on behalf of the Undersigned will furnish to the Series a true and correct copy of any formation documents of the Undersigned, including all amendments thereto.(1)

(R) All information which the Undersigned has provided to the Series, the Sponsor or the Selling Agent concerning the Undersigned, the Undersigned's status, financial position, knowledge and experience of financial, tax and business matters, or, in the case of an Undersigned that is an entity, the knowledge and experience of financial, tax and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth herein and if there should be any material change in such information, the Undersigned will immediately notify the Sponsor and the Selling Agent and furnish such revised or corrected information to the Sponsor.

(S) The Undersigned understands that the value of the Units and redemptions under the LLC Agreement, and the performance of the Series, may be based on unaudited and, in some cases, estimated valuations of the Series' investments and that any valuation provided in the Undersigned's account statement may be an unaudited, estimated value.

(T) If the Undersigned is a foundation, as determined by the Sponsor, the Undersigned acknowledges that its directors and officers have carefully considered the Series in light of the Undersigned's investment policies, objectives and risk tolerances. This includes a review of the Memorandum.

Effective as of the date hereof, the Undersigned's directors have voted unanimously to make an allocation through the Series in the amount set forth herein to managed futures. While the Sponsor, a Financial Advisor, the Selling Agent or their affiliates may have introduced the Undersigned to the Series as part of an overall investment recommendation, the directors of the Undersigned recognize that they are acting as fiduciaries for the Undersigned in choosing to make such an investment and thus bear ultimate responsibility for the suitability of the decision. As such, the directors and officers of the Undersigned acknowledge that they have considered the liquidity, transparency, tax situation and other risks and considerations detailed in the Memorandum and the LLC Agreement and concur that the allocation to managed futures through the Series is a suitable investment decision for the Undersigned.

(U) The Undersigned agrees that the representations, warranties and agreements contained in this Agreement shall be deemed to be repeated as of the date the Undersigned purchases Units of any Series.

(V) The Undersigned agrees that the representations, warranties and agreements contained in this Agreement, and all other information regarding the Undersigned set forth herein and any or all other information which the Undersigned discloses to his or her Financial Advisor, may be used as a defense in any actions relating to the Series or the offering of its Units, and that it is only on the basis of such representations, warranties, agreements and other information that the Sponsor may be willing to accept the Undersigned's subscription to the Series.

(W) The Undersigned's subscription monies were not derived from activities that may contravene U.S. (federal or state) or international anti-money laundering laws and regulations. The Undersigned is not (i) an individual, entity or organization named on a United States Office of Foreign Assets Control ("OFAC") "watch list" and does not have any affiliation with any kind of such individual, (ii) a foreign shell bank, (iii) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative by the Financial Action Task Force or (iv) a senior foreign political figure,(2) an immediate family member(3) or close associate(4) of a senior foreign political figure within the meaning of the USA PATRIOT Act of 2001, as amended.(5) The Undersigned agrees to promptly notify the Sponsor should it become aware of any change in the information set forth in this representation. The Undersigned acknowledges that, by law, the Sponsor may be obligated to "freeze the account" of the Undersigned, either by prohibiting additional subscriptions, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Sponsor may also be required to report such action and to disclose the Undersigned's identity to OFAC. The Undersigned represents and warrants that all of the information which it has provided to the Series in connection with this Agreement is true and correct, and agrees to provide any information the Sponsor or its agents deem necessary to comply with its anti-money laundering program and related responsibilities from time to time. If the Undersigned has indicated in this Agreement that it is an intermediary subscribing in the Series as a record owner in its capacity as agent, representative or nominee on behalf of one or more underlying investors ("Underlying Investors"), it agrees that the representations, warranties and covenants are made by it on behalf of itself and the Underlying Investors.

III. GENERAL

(A) The Undersigned agrees to indemnify and hold harmless each Series in which it invests (severally and not jointly), the Sponsor, each principal and officer of the Sponsor, the Selling Agent, and each of their affiliates, and each other person, if any, who controls, is controlled by, or is under common control with, any of the foregoing, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), against any and all loss, liability, claim, damage and expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) arising out of or based upon (i) any false representation or warranty made by the Undersigned, or breach or failure by the Undersigned to comply with any covenant or agreement made by the Undersigned, in this Agreement or in any other document furnished by the Undersigned to any of the foregoing in connection with this transaction or (ii) any action for securities law violations instituted by the Undersigned which is finally resolved by judgment against the Undersigned.

(B) The Undersigned hereby appoints the Sponsor as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, acknowledge, swear to and file:

(i) Any corporate certificate, business certificate, fictitious name certificate, or amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business purpose and objective of the Series or the Platform, or required by any applicable federal, state, local or foreign law;

(ii) The LLC Agreement and any amendment duly approved as provided therein;
and

(iii) Any and all instruments, certificates and other documents which may be deemed necessary or desirable to effect the winding-up and termination of the Series or the Platform.

This power of attorney is coupled with an interest, is irrevocable, and shall survive and shall not be affected by the subsequent death, disability, incompetency, termination, bankruptcy, insolvency or dissolution of the Undersigned; provided, however, that this power of attorney will terminate upon the substitution of another Investor for all of the Undersigned's investment in the Series or upon the withdrawal of the Undersigned from the Series pursuant to any periodic redemption or otherwise. The Undersigned hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of the Sponsor taken in good faith under such power of attorney.

(C) If any provision of this Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

(D) The Undersigned certifies that it is not required to be registered as a futures commission merchant, introducing broker, commodity pool operator, commodity trading advisor or leveraged transaction merchant nor is it an investment pool required to be operated by a registered commodity pool operator.(6)

(E) The Undersigned agrees that if it is a participant-directed defined contribution plan, an employee benefit plan qualified under ERISA that is both voluntary and contributory, or a "charitable remainder trust" within the meaning of Section 664 of the Code, the Undersigned will contact the Sponsor and will be required to provide additional documentation.

IV. TRUSTEE, AGENT, REPRESENTATIVE OR NOMINEE

If the Undersigned is acting as trustee, agent, representative or nominee for, or will enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part on the return of the Series (a "Swap") with a third party (a "Third Party"), the Undersigned will notify the Sponsor that it is acting in such capacity and the Undersigned understands and acknowledges that the representations, warranties and agreements made herein are made by the Undersigned (A) with respect to the Undersigned and (B) with respect to the Third Party. The Undersigned further represents and warrants that (i) it has all requisite power and authority from said Third Party to execute and perform the obligations under this Agreement and (ii) with respect to a Third Party entering into a Swap: (a) the Third Party is authorized under its constituent documents and applicable law to enter into the Swap and would also be so authorized to invest directly in the



                                                    Private and Confidential 7

Series Agreement


Series; (b) the Third Party has received and reviewed a copy of the Memorandum and the LLC Agreement; (c) the Third Party acknowledges that the Series and its affiliates are not responsible for the legality, suitability or tax consequences of the Swap and that the Undersigned is not an agent of the Series; and (d) the Third Party is an "eligible swap participant" under the Commodity Futures Trading Commission rules, and an "accredited investor" as that term is used herein. The Undersigned agrees to indemnify each Series in which it invests (severally and not jointly), the Sponsor, the Selling Agent, and each of their affiliates, and their officers and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from the Undersigned's or the Third Party's misrepresentation or misstatement contained herein, or the Undersigned's lack of proper authorization from the Third Party to enter into this Agreement or perform the obligations hereunder. Nothing herein constitutes an agreement or statement by the Series or Selling Agent as to the legality of a Swap or the suitability of a Swap for the Third Party.

V. ADDITIONAL INFORMATION

The Sponsor or its agents may request from the Undersigned such additional information as they may deem necessary to evaluate the eligibility of the Undersigned to acquire Units, and may request from time to time such information as they may deem necessary to determine the eligibility of the Undersigned to hold Units or to enable the Sponsor to determine the Series' compliance with applicable regulatory requirements or its tax status, and the Undersigned agrees to provide such information as may reasonably be requested.

VI. DISPUTE RESOLUTION

The Undersigned, the Sponsor, the Selling Agent and the Series (the "Parties") hereby agree that the Parties shall submit all controversies arising among them in connection with the Series or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof to arbitration in accordance with the provisions set forth below and understand that:

Arbitration is final and binding on the Parties.

The Parties are waiving their rights to seek remedies in court, including the right to jury trial.

Pre-arbitration discovery generally is more limited than and different from court proceedings.

The arbitrator's award is not required to include factual findings or legal reasoning, and a Party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

A panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. The Parties may also select any other national securities exchange's arbitration forum upon which the Sponsor is legally required to arbitrate the controversy.

Such arbitration shall be governed by the rules of the organization convening the panel. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the Party or Parties against whom such award is rendered. Each Party agrees that the determination of the arbitrators shall be binding and conclusive upon them. No Party shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any Party who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (A) the class certification is denied; or (B) the class is decertified; or (C) the Party is excluded from the class by court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

VII. MISCELLANEOUS

All information provided by the Undersigned in this Agreement will be treated confidentially by the Series, the Sponsor and the Selling Agent. However, the Series, the Sponsor or the Selling Agent may present this Agreement and the information provided herein to such parties as deemed advisable if (A) called upon to establish that the offer and sale of the Units is exempt from registration under applicable law or (B) the information is relevant to an issue in any action, suit or proceeding to which the Series, the Sponsor, the Selling Agent or their affiliates are party or by which they are or may be bound. The Undersigned understands that this Agreement and the representations, warranties, agreements and other provisions hereof: (C) shall be binding upon the Undersigned and the Undersigned's legal representatives, successors and assigns and (D) shall survive the Undersigned's admission as an Investor.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts. Each counterpart shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties do not execute the same counterpart.

VIII. EACH SERIES A SEPARATE LEGAL ENTITY

The Series are legally segregated from each other such that under Delaware law one Series is not liable for the obligations of any other Series. Each reference to a Series in this Agreement shall reference such Series separately and in no way shall be construed so as to implicate that a Series will be liable for any obligation of any other Series or that the Platform shall be liable for any such obligations.

IX. LEGENDS

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE SERIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SERIES HAS NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THE TRADING ADVISOR DESCRIPTIONS THEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT (A) WITH THE PRIOR WRITTEN CONSENT OF THE SPONSOR; PROVIDED THAT AN INVESTOR MAY ASSIGN OR TRANSFER THE ECONOMIC BENEFITS OF OWNERSHIP OF ITS UNITS WITHOUT REGARD TO SUCH CONSENT, (B) AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND (C) AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF AN INVESTMENT IN THE SERIES FOR AN INDEFINITE PERIOD OF TIME.

THE INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

GEORGIA INVESTORS. THE UNITS WILL BE SOLD IN RELIANCE ON THE EXEMPTION FROM SECURITIES REGISTRATION CONTAINED IN PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

-----------------

Notes:

(1) If the Undersigned is a municipality, it must furnish a copy of its organizational documents, including any amendments thereto, and any statutes, rules or regulations governing the investment activities of the municipality to the Sponsor prior to investing in the Series.

(2) A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(3) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

(4) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(5) The United States "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001", Pub. L. No. 107-56 (2001).

(6) If the Undersigned cannot make this certification, the Sponsor will ask the Undersigned for confirmation regarding its registered status.







                                                    Private and Confidential 8

Privacy Notice


This notice describes the privacy policy of the segregated series of UBS Managed Futures LLC (each a "Series"). Each Series is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. Each Series collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

 o Subscription Agreements and other forms, which may include your name(s), address, social security number or tax identification number;

 o    Written and electronic correspondence, including telephone contacts; and

 o Transaction history, including information about Series' transactions and balances in your accounts with UBS Financial Services Inc. or UBS International Inc. or their affiliates or other Series' holdings and any affiliation with UBS AG and its subsidiaries.

Each Series limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. Each Series maintains physical, electronic and procedural safeguards to protect Personal Information.

Each Series may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. Each Series may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of such Series. Each Series may also disclose Personal Information to regulatory authorities or otherwise as permitted by law.

Each Series endeavors to keep its customer files complete and accurate. Each Series should be notified if any information needs to be corrected or updated.




[LOGO OMITTED] UBS Wealth
                   Management

              (C)2006 UBS Financial Services Inc.
              All Rights Reserved o Member SIPC
              UBS Financial Services Inc. is a service mark of UBS AG.


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